Exhibit 99.1

Allrites Holdings Pte. Ltd., a Cutting-Edge Global B2B Content Marketplace with Proprietary Content as a Service Technology, Plans to Become Public via a Business Combination with Aura FAT Projects Acquisition Corp (NASDAQ:AFAR)

May 8, 2023 | Source:  Aura FAT Projects Acquisition Corp

●	Allrites is a global B2B content marketplace with cutting-edge proprietary Content as a Service (“CaaS”) technology.

●	Allrites enables content buyers to license content, continuously update selections without high upfront costs, and transform into a data-driven business.

●	With Allrites’ CaaS technology, content creators and studios can quickly sell and monetize film and TV content and generate recurring revenues.

●	Allrites operates in all major global markets, with a significant pipeline and more than half its revenue is generated in the USA.

●	Founder and CEO, Riaz Mehta, will continue to lead Allrites after the Business Combination.

●	Transaction proceeds will accelerate growth and fund cutting-edge technology development for artificial intelligence (AI) and machine learning driven content curation, rights management, self-service and automated recommendations.

●	With increased investment into technology and market expansion, Allrites will continue supporting film and TV creators to expand their reach to a wider audience and monetize their work more effectively through a streamlined distribution process while receiving payment quickly and regularly.

●	Buyers and sellers of content rely on Allrites’ technology and data analytics tools to track their titles’ performance and revenue in real-time.

●	Allrites’ technology allows creators to focus on making great films and TV shows while Allrites takes care of global sales and distribution.

●	The transaction reflects an estimated proforma enterprise value for Allrites of US$92 million, with another potential US$18 million in earnout over 2 years (subject to achieving certain target annualised recurring revenue), and marks an important step in Allrites’ overall growth and capital management strategy.The business combination agreement allows AFAR to seek a PIPE between signing the business combination agreement and closing the transaction.

●	The business combination agreement also authorizes AFAR, with the approval of Allrites, to conduct additional private offerings to support the transaction.

●	The transaction was approved unanimously by both Boards.

Singapore, May __, 2023 (_____ NEWSWIRE) -- Aura FAT Projects Acquisition Corp (“AFAR”) (Nasdaq: AFAR, AFARW), a special purpose acquisition company, today announced the signing of a definitive Business Combination Agreement with Allrites Holdings Pte. Ltd., a Singapore private company limited by shares (“Allrites” or the “Company”) that will result in Allrites becoming a wholly-owned subsidiary of AFARand is expected to be listed on the Nasdaq Global Market under the ticker symbol “ALL.”

Allrites is a global B2B content marketplace and the owner of cutting-edge proprietary Content as a Service (“CaaS”) technology for film & TV content rights for buyers of film & TV content including established and emerging broadcasters and streaming platforms and sellers such as major studios, independent producers and production companies around the world. Upon the closing of the transaction, Allrites will continue to be led by its Founder and CEO, Mr. Riaz Mehta, an experienced senior corporate executive in Singapore.

Allrites uses their cutting-edge technology to scale the distribution of content by removing the friction introduced through manual processes and also by introducing an innovative content licensing model that addresses the core pain points of buyers and sellers in the eco-system. According to a PwC report, the global entertainment and media (“E&M”) industry’s revenues will approach US$3 trillion in revenues by 2026 and is expected to expand at a CAGR of 6.34% during the forecast period, reaching US$3.34 trillion by 2027 according to  the Global Entertainment and Media Market 2023 report.

Riaz Mehta, Founder and Chief Executive Officer, Allrites remarked, “As a first mover in the democratization of content, we have developed a platform that solves the numerous pain points of video content sourcing & curation, licensing and digital rights management. We operate in a large and growing trillion-dollar market and are targeting $100m in subscription revenue in the near term. This announcement of Allrites’ business combination with AFAR represents the next major milestone in our journey to have the needed resources and talent to build and expand our footprint and next generation technology. AFAR will help us to fulfill that ambition.”

Aura Fat Projects Acquisition Corp.

“Allrites is a global pioneer with its proprietary Content as a Service technology platform. We are proud to merge with a homegrown company in Singapore that, already, is high growth, profitable with high gross margins, and a sticky recurring revenue model. The Nasdaq is the right home for Allrites with more than half of its clients based in the USA. Access to public markets will accelerate Allrites’ ability to drive growth and innovation in an industry ripe for disruption” said Tristan Lo, Chairman of Aura Fat Projects Acquisition Corp.”

About Aura Fat Projects Acquisition Corp. (“AFAR”)

AFAR is a blank check company listed on the Nasdaq formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While AFAR may pursue an initial business combination target in any business or industry, it intends to focus on new emerging technology company targets in Southeast Asia and Australia. In April 2022, AFAR consummated a $115 million initial public offering of 11.5 million units (reflecting the underwriters’ full exercise of their over-allotment option), with each unit consisting of one Class A ordinary share and one redeemable warrant. Each warrant entitles its holder to purchase one Class A ordinary share at a price of $11.50 per share. EF Hutton, division of Benchmark Investments LLC, served as the sole book-running manager of AFAR’s initial public offering.

Transaction Overview

Under the terms of the proposed transaction, Allrites will combine with AFAR and will become a publicly traded entity. The transaction reflects an estimated proforma enterprise value for Allrites of US$92 million, with another potential US$18 million in earnout over 2 years (subject to achieving certain target annualised recurring revenue).

The transaction, which has been unanimously approved by the Boards of Directors of Allrites and AFAR, is subject to approval by AFAR shareholders and other customary closing conditions, including the receipt of certain regulatory approvals.

Additional information about the proposed transaction, including a copy of the Business Combination Agreement, will be available in a Current Report on Form 8-K filed by AFAR with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Rimon P.C. is serving as U.S. legal counsel to Allrites and Bayfront Legal is serving as its Singapore legal counsel. Nelson Mullins Riley & Scarborough LLP is serving as U.S. legal counsel to AFAR and Shooklin & Bok and Harneys Westwood & Riegels are serving as Aura Fat Projects Singapore and Cayman Islands legal counsel, respectively. EF Hutton, division of Benchmark Investments, LLC, is serving as Capital Markets Advisor.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. AFAR and Allrites believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Allrites. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Important Information About the Proposed Business Combination and Where to Find It

For additional information on the proposed transaction, see AFAR’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, AFAR intends to file relevant materials with the SEC, including a registration statement on Form F-4, which will include a proxy statement/prospectus, and other documents regarding the proposed transaction. AFAR’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Allrites and AFAR and the proposed business combination. Promptly after the Form F-4 is declared effective by the SEC, AFAR will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of AFAR are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by AFAR with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to AFAR, 1 Phillip Street, #09-00, Royal One Phillip, Singapore 048692.

Participants in the Solicitation

AFAR and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from AFAR’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in AFAR will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov.

Information about AFAR’s directors and executive officers and their ownership of AFAR ordinary shares is set forth in AFAR’s final prospectus for its for its initial public offering dated April 18, 2022 and filed with the SEC on April 14, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Allrites and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of AFAR in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus filed with the SEC on Form F-4. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the streaming TV and film industry, including changes in demand and supply related to Allrites’ products and services; (ii) Allrites’ growth prospects and Allrites’ market size; (iii) Allrites projected financial and operational performance including relative to its competitors; (iv) new product and service offerings Allrites may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of AFAR’s securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of AFAR; (viii) the effect of the announcement or pendency of the proposed business combination on AFAR’s or Allrites’ business relationships, performance and business generally; (ix) the outcome of any legal proceedings that may be instituted against AFAR or Allrites related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of AFAR on Nasdaq; (xi) the price of AFAR’s securities, including volatility resulting from changes in the competitive and regulated industry in which Allrites operates, variations in performance across competitors, changes in laws and regulations affecting Allrites’ business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding AFAR’s or Allrites’ expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of AFAR’s final prospectus dated April 18, 2022 and filed with the SEC on April 14, 2022 for its initial public offering and, the proxy statement/prospectus relating to this transaction, which is expected to be filed by AFAR with the SEC, other documents filed by AFAR from time to time with SEC, and any risk factors made available to you in connection with AFAR, Allrites, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Allrites and AFAR) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. AFAR and Allrites caution that the foregoing list of factors is not exclusive.

No Offer or Solicitation

This press release relates to a proposed business combination between AFAR and Allrites, and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of AFAR or Allrites, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Contact

AFAR
1 Phillip Street

#09-00 Royal One Phillip

Singapore 048692

Attn: Mr. David Andrada
Email: david@fatprojects.com